EXHIBIT 99.3

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2.3.2 TEST REPORT

<table>
<tr><th>Requirements</th><th>Supporting evidence</th><th>Assessment</th></tr>
<tr><td>Test reports dated less than 2 years old</td><td>
<table>
<tr><th>Tests performed</th><th>Date</th><th>Laboratory</th><th>File reference</th></tr>
<tr><td>§ 5.2.1: Tests related to liquid discharges from the disinfection treatment unit</td><td colspan="3">Not applicable (no liquid discharges)</td></tr>
<tr><td>§ 5.2.2: Tests related to airborne microbial contamination</td><td rowspan="4">07/21/2025</td><td rowspan="4">Hospital Hygiene Laboratory University Hospital Clermont Ferrand</td><td rowspan="4">Test test report referenced: “11) LAB TEST REPORT . pdf ” and “12) APPENDICES TO THE REPORT TEST REPORT LAB .pdf”</td></tr>
<tr><td>§ 5.3.1: Treatment testing on biological indicators
§ 5.3.2: Treatment testing on infectious waste</td></tr>
<tr><td>§ 5.3.3: Regrowth testing</td></tr>
<tr><td>§ 5.4: Particle-size testing</td></tr>
<tr><td>§ 5.5: Mechanical testing</td><td colspan="3">Not applicable to this device</td></tr>
</table>
</td><td>Satisfactory</td></tr>
<tr><td>Meets regulatory requirements (see § 5.1 of NF X 30-503-1)</td><td>Referenced test report:
“11) LAB TEST REPORT.pdf” and “12) APPENDICES TO THE LAB TEST REPORT .pdf”</td><td>Satisfactory</td></tr>
<tr><td>Description of the location(s) where the tests were conducted, in accordance with the requirements set by regulations, applicable standards, and this reference framework (see § 5.1 of NF X 30-503-1 and § 2.2 of this reference framework)</td><td>Referenced test report:
“11) LAB TEST REPORT.pdf” and “12) APPENDICES TO THE LAB TEST REPORT .pdf”</td><td>Satisfactory</td></tr>
<tr><td>Sampling methods and staff qualification, as applicable (see § 5.1 of NF X 30-503-1)</td><td>Referenced test report:
“11) LAB TEST REPORT.pdf” and “12) APPENDICES TO THE LAB TEST REPORT .pdf”</td><td>Satisfactory</td></tr>
<tr><td>Information on the analysis methods used:</td><td rowspan="3">Referenced test report:
“11) LAB TEST REPORT.pdf” and “12) APPENDICES TO THE LAB TEST REPORT .pdf”</td><td>Satisfactory</td></tr>
<tr><td>Accredited or validated internal methods (see § 5.1 of NF X 30-503-1)</td><td>Satisfactory</td></tr>
<tr><td>Application of Annex A of NF X 30-503-1</td><td>Satisfactory</td></tr>
<tr><td>Traceability of on-site activities or lab work for each test</td><td>Referenced test report:
“11) LAB TEST REPORT.pdf” and “12) APPENDICES TO THE LAB TEST REPORT .pdf”</td><td>Satisfactory</td></tr>
</table>

Requirements	Supporting evidence	Assessment
During the period of test execution, records of:	Referenced test report: "11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"	Satisfactory
Disinfection parameters recorded for each test (see § 5.1 of standard NF X 30-503-1)	Referenced test report: "11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"	Satisfactory
Traceability of test loads for each tests (see § 5.1 of the NF X 30-503-1 standard)	Referenced test report: "11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"	Satisfactory
Representativeness of DASRI (§ 5.3.2.2 of the NF X 30-503-1 standard)	Referenced test report: "11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"	Satisfactory
Implementation of the requirements in § 5.10 of the ISO 17025 standard for reporting test results	Referenced test report: "11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"	Satisfactory
Implementation of Annex B of the NF X 30-503-1 standard for reporting test results	Referenced test report: "11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"	Satisfactory
Results of the tests in § 5.2.1	Equipment that does not generate liquid discharges.	Not Applicable
Results of the tests in § 5.2.2	[illegible] X30-503-1 Appendix A.1)	Satisfactory
Results of the tests in § 5.3.1	[illegible] X30-503-1 Appendix A.2)	Satisfactory
Results of the tests in § 5.3.2	[illegible] regrowth tests (NFX 30503-1 Appendix A.3)	Satisfactory
Results of the tests in § 5.3.3	[illegible] regrowth tests (NFX 30503-1 Appendix A.3)	Satisfactory
Results of the tests in § 5.4	[illegible] for particle-size distribution tests.pdf"	Satisfactory
Results of the tests in § 5.5	Tests not applicable to the device's technology	Not Applicable

3. CONCLUSIONS

Based on the reviewed application file for the certificate of conformity, the product referenced on the first page of this report and described in this application file complies with the specifications set out in the applicable requirements.

Paris, October 28, 2026

The Evaluation Manager

Thomas UNTEREINER